Exhibit 10.14

                        THIRD AMENDMENT TO LOAN AGREEMENT

      THIS THIRD AMENDMENT TO LOAN AGREEMENT ("Third Amendment") is made as of this 15th day of October, 2003, by and among FLEET CAPITAL CORPORATION ("Fleet"), a Rhode Island corporation with an office at One South Wacker Drive, Suite 1400, Chicago, Illinois 60606, individually as a Lender and as Agent ("Agent") for itself and any other financial institution which is or becomes a party hereto (each such financial institution, including Fleet, is referred to hereinafter individually as a "Lender" and collectively as the "Lenders"), the CANADIAN PARTICIPANTS party hereto, the U.K. PARTICIPANTS party hereto, an Affiliate of Fleet National Bank to be incorporated under the laws of Canada or a province thereof and to be selected by Agent, individually as a Lender and as Canadian Agent ("Canadian Agent"), FLEET NATIONAL BANK, London U.K. branch, trading as FleetBoston Financial, individually as a Lender and as U.K. Agent ("U.K. Agent"), WELLS FARGO FOOTHILL, INC. (f/k/a Foothill Capital Corporation), as Syndication Agent ("Syndication Agent"), the LENDERS, KATY INDUSTRIES, INC., a Delaware corporation, with its chief executive office and principal place of business at 765 Straits Turnpike, Suite 2000, Middlebury, Connecticut 06762 ("Katy" or "U.S. Borrower"), Woods Industries (Canada) Inc., a Canadian corporation with its chief executive office and principal place of business at 375 Kennedy Road, Scarborough, Ont. M1K 2A3 ("Woods Canada" or "Canadian Borrower") and Contico Manufacturing Limited ("CML" or U.K. Borrower"), a private limited company incorporated under the laws of England and Wales and registered with Company No. 1338772 whose registered office is Cardrew Way, Redruth Cornwall, TR15 1ST, England. Katy, Woods Canada and CML are sometimes hereinafter referred to individually as a "Borrower" and collectively as "Borrowers."

                              W I T N E S S E T H:
                              - - - - - - - - - -

      WHEREAS, Agent, Lenders, Canadian Participants, U.K. Participants, U.K. Agent, Syndication Agent and Borrowers entered into a certain Loan Agreement dated as of January 31, 2003 as amended by a certain First Amendment to Loan Agreement dated as of April 30, 2003 and by a certain Second Amendment to Loan Agreement dated as of September 12, 2003 (said Loan Agreement, as so amended, is hereinafter referred to as the "Loan Agreement"); and

      WHEREAS, Borrowers desire to amend and modify certain provisions of the Loan Agreement pursuant to the terms and conditions hereof;

      WHEREAS, subject to the terms and conditions hereof, Agent, Lenders, Canadian Participants, U.K. Participants and U.K. Agent are willing to so amend and modify the Loan Agreement; and

      NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Agent and Lenders to Borrowers, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms used herein without definition shall have the meanings given to them in the Loan Agreement.

2. Disposition of Assets. Subsection 7.2.9 of the Loan Agreement is hereby deleted and the following is inserted in its stead:

            "7.2.9 Disposition of Assets. Sell, lease or otherwise dispose of any of, or permit any Subsidiary of any Borrower to sell, lease or otherwise dispose of any of, its Properties, including any disposition of Property as part of a sale and leaseback transaction, to or in favor of any Person, except for:

            (i) sales of Inventory in the ordinary course of business;

            (ii) transfers of Property to a Borrower by a Subsidiary of Borrower or transfers of Property by a Loan Party to another Loan Party;

            (iii) dispositions of Property that is substantially worn, damaged, uneconomic, redundant or obsolete; provided that the sales proceeds from such dispositions are (A) reinvested in Equipment or other real Property in which Agent has a Lien (subject only to Permitted Liens that are not Purchase Money Liens) within 90 days after the date of such disposition as provided in subsection 3.3.1 of the Agreement or (B) applied to the Loans pursuant to subsection 3.3.1 of the Loan Agreement.

            (iv) dispositions of investments described in clauses (iv), (v),
      (vi) and (vii) of the definition of the term "Restricted Investments";

            (v) other dispositions expressly authorized by this Agreement;

            (vi) sales of Equipment and real Property in connection with the closing of Woods' wire fabrication facility in Mooresville, Indiana; provided that the aggregate sales proceeds from such dispositions equal or exceed $1,800,000 and that such sales proceeds net of amounts required to remove Permitted Liens prior to the Liens of Agents as applied first, to installments of principal due under the Term Notes ratably, to be applied to future installments in inverse order of maturity in an amount equal to eighty percent (80%) of the Appraised Value of the Equipment so sold, until paid in full and second, to repay outstanding principal of U.S. Revolving Credit Loans on a ratable basis.

            (vii) sales of real Property in connection with the closing of the Microtron facility in Pineville, North Carolina ("Microtron Sales"); provided that the aggregate sales proceeds net of sale costs and expenses from such dispositions equal or exceed $370,000 and that such sales proceeds are applied first, to installments of principal due under the Term Notes ratably, to be applied to future installments in inverse order of maturity, until paid in full and second, to repay outstanding principal of U.S. Revolving Credit Loans ratably;

            (viii) leases or subleases of unused real Property or Equipment; provided that such leases or subleases are pursuant to arms-length agreements with third parties at fair market rates;

            (ix) the sale of all or substantially all of the Securities or assets and business of GC/Waldom Electronics, Inc.; provided that the aggregate sales proceeds from any such disposition equal or exceed $8,000,000 and that such sales proceeds are applied to the Loans pursuant to subsection 3.3.1 of the Agreement;

            (x) Asset Sales of assets having a fair market value not in excess of $10,000,000 in any single transaction (or a series of related transactions) or in excess of $30,000,000 in the aggregate over the Term; provided that in any such Asset Sale, (x) the consideration received for such assets shall be in an amount at least equal to the greater of (i) the fair market value thereof, and (ii) (A) in the case of Accounts and Inventory, the aggregate value attributable to such Accounts and Inventory in determining the Canadian, U.K. or U.S. Borrowing Base, as applicable (but without giving effect to any reduction due to advance rates or any reserves), and (B), as long as the Term Loan is outstanding, in the case of Equipment and real Property Assets, seventy percent (70%), with respect to real Property, or eighty percent (80%), with respect to Equipment, of the Appraised Value of such asset; it being understood that in the case of Asset Sales of capital stock or other equity interests (or any options or warrants to purchase stock or other Securities exchangeable for or convertible into stock or other equity interests) of any Person, the consideration received therefor shall be in an amount equal to the greater of (i) the fair market value thereof and (ii) the aggregate value attributable to such Person's Accounts and Inventory in determining the Canadian, U.K. or U.S. Borrowing Base, as applicable (but without giving effect to any reduction due to advance rates or any reserves) plus seventy percent (70%), with respect to real Property, or eighty percent (80%) with respect to Equipment, of the Appraised Value of such Person's Equipment or real Property; (y) the sole consideration received shall be cash or, if the disposition in question is of a business line, entire facility or division, assumption of Indebtedness; and (z) the proceeds of such Asset Sales shall be applied as required by subsection 3.3.1 of the Agreement or, with respect to sales proceeds of Equipment or real Property, are reinvested in Equipment or other real Property in which Agent has a Lien (subject only to Permitted Liens that are not Purchase Money Liens) within 90 days after the date of disposition as provided in subsection 3.3.1 of the Agreement; and provided, further, that in any such Asset Sale in which the consideration received exceeds $20,000, Agent shall have received a certificate of an officer of Borrower Representative evidencing that the conditions in clauses (x) and (y) above will be satisfied and certifying that Borrowers and their Subsidiaries will comply with clause (z) above and setting forth in reasonable detail the calculations relating thereto and otherwise in form and substance satisfactory to Agent at least 5 Business Days prior to the consummation of the proposed Asset Sale;

            (xi) sale of all or substantially all of the assets and business of Duckback Products, Inc. (the "Duckback Asset Sale") if (x) the net sales proceeds realized by Duckback Products, Inc. from such sale equals or exceeds $15,000,000, (y) after giving effect to such sale, there is no existing and continuing Event of Default, (z) Duckback Products, Inc. or Katy shall pay to Agent for application to the U.S. Obligations the amount of such net sales proceeds in accordance with subsection 3.3.1 of the Agreement, which net sales proceeds shall be applied to outstanding U.S. Obligations as provided in said subsection 3.3.1, and (aa) the terms and conditions of such sale, including, without limitation, any asset purchase agreement entered into in connection with such sale, are reasonably acceptable to Agent; and

            (xii) sales or liquidations of Inactive Subsidiaries."

3. Third Amendment Effective Date. This Third Amendment shall become effective upon satisfaction of each of the following conditions:

                  (i) Borrowers, Agent and Majority Lenders shall have executed and delivered to each other this Third Amendment; and

                  (ii) The Microtron Sales shall have been consummated in accordance with the provisions of subsection 7.2.9 of the Loan Agreement as amended by this Third Amendment on or before January 31, 2004.

                  The date on which each of the foregoing conditions precedent is satisfied shall be referred to as the "Third Amendment Effective Date."

4. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

5. Governing Law. This Third Amendment and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflicts of laws.

6. Counterparts. This Third Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

                            (Signature Page Follows)

              (Signature Page to Third Amendment to Loan Agreement)

      IN WITNESS WHEREOF, this Third Amendment has been duly executed on the day and year specified at the beginning of this Second Amendment.

                                  KATY INDUSTRIES, INC.

                                  By:___________________________________________
                                         Name:  Amir Rosenthal
                                         Title: Vice President

                                  CONTICO MANUFACTURING LIMITED

                                  By:___________________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                  WOODS INDUSTRIES (CANADA) INC.

                                  By:___________________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                  FLEET CAPITAL CORPORATION,
                                    as Agent and as a Lender

                                  By:___________________________________________
                                         Name:  David Lehner
                                         Title: Vice President

                                  WELLS FARGO FOOTHILL, INC. (f/k/a Foothill
                                  Capital Corporation), as a Lender

                                  By:___________________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                  GMAC COMMERCIAL FINANCE, as a Lender

                                  By:___________________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                  LASALLE BANK NATIONAL ASSOCIATION,
                                  as a Lender

                                  By:___________________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                  U.S. BANK NATIONAL ASSOCIATION, as a Lender

                                  By:___________________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                  UPS CAPITAL CORPORATION, as a Lender

                                  By:___________________________________________
                                         Name:__________________________________
                                         Title:_________________________________

      Accepted and Agreed to this ___ day of October, 2003.

                                  GUARANTORS:

                                  KKTY HOLDING COMPANY, L.L.C.

                                  By:_________________________________
                                           Name:  Christopher Anderson
                                           Title:  Authorized Manager

                                  AMERICAN GAGE & MACHINE CO.

                                  By:_________________________________
                                           Name:  Amir Rosenthal
                                           Title:  Secretary
                                           ---------------------------

                                  CONTINENTAL COMMERCIAL PRODUCTS, LLC

                                  By:_________________________________
                                           Name:  Amir Rosenthal
                                           Title:  Authorized Manager

                                  DBPI, INC.

                                  By:_________________________________
                                           Name:  Amir Rosenthal
                                           Title:  Secretary
                                           ---------------------------

                                  GCW, INC.

                                  By:_________________________________
                                           Name:  Amir Rosenthal
                                           Title:  Secretary
                                           ---------------------------

                                  PTR MACHINE CORP.

                                  By:_________________________________
                                           Name:  Amir Rosenthal
                                           Title:  Secretary
                                           ---------------------------

                                  SAVANNAH ENERGY SYSTEMS COMPANY

                                  By:_________________________________
                                           Name:  Amir Rosenthal
                                           Title:  Secretary
                                           ---------------------------

                                  WJ SMITH WOOD PRESERVING COMPANY

                                  By:_________________________________
                                           Name:  Amir Rosenthal
                                           Title:  Secretary
                                           ---------------------------

                                  WOODS INDUSTRIES, INC.

                                  By:_________________________________
                                           Name:  Amir Rosenthal
                                           Title:  Secretary
                                           ---------------------------